METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED NOVEMBER 8, 2011

TO THE

PROSPECTUS DATED MAY 1, 2011

BLACKROCK BOND INCOME PORTFOLIO

The following changes are made to the prospectus of BlackRock Bond Income Portfolio (the “Portfolio”), a series of Metropolitan Series Fund, Inc.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro have managed the Portfolio since 2010, 2011, 2005 and 2010, respectively. They are jointly and primarily responsible for the day-to-day management of the Portfolio. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. Rieder, Miller, Marra and Pellicciaro are members of BlackRock’s Fundamental Fixed Income Portfolio Management Group (the “Group”), which leverages the individual expertise of the Group’s members. As part of the portfolio management process, the Group uses BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Rieder, a manager of the Portfolio since 2010, has been Chief Investment Officer of Fixed Income, Fundamental Portfolios, and Head of the Corporate Credit Group and the Multi-Sector and Mortgages Group since 2010 and a Managing Director of BlackRock since 2009. He was President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009. He worked at Lehman Brothers from 1987 to 2008, most recently as Head of the Global Principal Strategies Team and Credit Businesses.

Mr. Miller, a manager of the Portfolio since 2011, has been a Managing Director of BlackRock since 2011. He was Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009. He was Managing Director of Bank of America from 1999 to 2007.

Mr. Marra, a manager of the Portfolio since 2005, has been a Managing Director of BlackRock since 2006 and a member of the Group since 1997.

Mr. Pellicciaro, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2005 and Head of the Global Rates Investment Team within the Group since 2009.